Exhibit 21.1
Fidelity National Information Services, Inc.
A Georgia corporation
List of Subsidiaries
As of December 31, 2015
205 Subsidiaries

Company	Incorporation

11601 Roosevelt Boulevard Realty, LLC	Florida
Advanced Financial Solutions, Inc.	Oklahoma
Advanced Portfolio Technologies Ltd.	Bermuda
Advanced Portfolio Technologies Ltd.	England & Wales
Advanced Portfolio Technologies, Inc.	Delaware
AGES Participacoes Ltda.	Brazil
Aircrown Limited	England & Wales
Armed Forces Financial Network, LLC (50%)	Florida
Asset Exchange, Inc.	Delaware
Aurum Technology LLC	Delaware
Automated Securities Clearance LLC	Delaware
BenchMark Consulting International Europe GmbH	Germany
BenchMark Consulting International N A, Inc.	Georgia
BenchMark Consulting International UK Limited	England & Wales
Birza Limited	Ireland
C&E Holdings Luxembourg S.a.r.l.	Luxembourg
CapAfric Consulting (Pty) Ltd.	South Africa
Capco Belgium BVBA	Belgium
Capco Consulting Singapore Pte. Ltd.	Singapore
Capco Technologies Private Limited	India
Card Brazil Holdings, Inc.	Georgia
Card Brazil LLC	Georgia
Central Credit Services Limited	Scotland
Certegy Canada Company	Canada
Certegy Card Services B.V.	Netherlands
Certegy Card Services Limited	England & Wales
Certegy Check Services, Inc.	Delaware
Certegy Dutch Holdings B.V.	Netherlands
Certegy EziPay Ltd.	England & Wales
Certegy France Limited	England & Wales
Certegy Gaming Services, Inc.	Delaware
Certegy SNC	France

Company	Incorporation

Certegy UK Holdings B.V.	Netherlands
Chex Systems Inc.	Minnesota
Clear2Pay (Shenzhen) Co.	China
Clear2Pay Americas, Inc.	Delaware
Clear2Pay APAC Pte. Ltd.	Singapore
Clear2Pay APAC Pty Ltd.	Australia
Clear2Pay Beijing Co.	China
Clear2Pay Belgium NV	Belgium
Clear2Pay China Limited	Hong Kong
Clear2Pay Consulting Americas, Inc.	California
Clear2Pay France SAS	France
Clear2Pay Germany GmbH	Germany
Clear2Pay Incorporated	Delaware
Clear2Pay India Private Limited	India
Clear2Pay Integri NV	Belgium
Clear2Pay Limited	England & Wales
Clear2Pay Nanjing Co.	China
Clear2Pay Nederland BV	Netherlands
Clear2Pay NV	Belgium
Clear2Pay Polska s.p.z.o.o	Poland
Clear2Pay Scotland Holdings Limited	Scotland
Clear2Pay Scotland Limited	Scotland
Clear2Pay Services NV	Belgium
Clear2Pay Spain S.l.	Spain
ClearCommerce Corporation	Delaware
ClearPark N.V.	Belgium
ClearTwoPay Chile SpA	Chile
Complete Payment Recovery Services, Inc.	Georgia
Compliance Coach, Inc.	California
Credit Management Solutions, Inc.	Delaware
Decalog (1991) Ltd.	Israel
Decalog (UK) Limited	England & Wales
Decalog N.V.	Netherlands
Decision Software, Inc.	New York
EFD Asia, Inc.	Minnesota
eFunds Corporation	Delaware

Company	Incorporation

eFunds Global Holdings Corporation	Minnesota
eFunds Holdings Limited	England & Wales
eFunds International Limited	England & Wales
eFunds IT Solutions Group, Inc.	Delaware
Element NV	Belgium
Endpoint Exchange, LLC	Oklahoma
FAME Information Services (Asia Pacific) Pte Ltd	Singapore
Fidelity Holding Ltda.	Brazil
Fidelity Information Services (France) SARL	France
Fidelity Information Services (Hong Kong) Limited	Hong Kong
Fidelity Information Services (South Africa) (Pty) Ltd.	South Africa
Fidelity Information Services (Thailand) Limited (99.9%)	Thailand
Fidelity Information Services Brasil Participacoes Ltda. (99.9%)	Brazil
Fidelity Information Services GmbH	Germany
Fidelity Information Services Holdings B.V.	Netherlands
Fidelity Information Services India Private Limited	India
Fidelity Information Services International Holdings, Inc.	Delaware
Fidelity Information Services International Holdings, LLC	Delaware
Fidelity Information Services Limited	England & Wales
Fidelity Information Services Operations GmbH	Germany
Fidelity Information Services, LLC	Arkansas
Fidelity International Resource Management, Inc.	Delaware
Fidelity National Asia Pacific Holdings, LLC	Georgia
Fidelity National Card Services, Inc.	Florida
Fidelity National E-Banking Services, Inc.	Georgia
Fidelity National Europe LLC	Georgia
Fidelity National First Bankcard Systems, Inc.	Georgia
Fidelity National Global Card Services, Inc.	Florida
Fidelity National Information Services (Netherlands) B.V.	Netherlands
Fidelity National Information Services C.V.	Netherlands
Fidelity National Information Services, Inc.	Georgia
Fidelity National Information Services, LLC	Delaware
Fidelity National Participacoes e Servicos de Informatica Ltda.	Brazil
Fidelity National Payment Services, Inc.	Delaware
Fidelity National Servicos de Tratamento de Documentos e Informacoes Ltda.	Brazil
Fidelity Participacoes e Servicos Ltda.	Brazil

Company	Incorporation

Fidelity Processadora e Servicos S.A. (51%)	Brazil
Financial Insurance Marketing Group, Inc.	Washington D.C.
Financial Services, Inc.	New Jersey
FIRM I, LLC	Delaware
FIRM II, LLC	Delaware
FIS AsiaPacRim Holdings Ltd.	England & Wales
FIS Australasia Pty Ltd.	Australia
FIS Capital Leasing, Inc.	Delaware
FIS Card Processing Services (Chile) S.A.	Chile
FIS Card Services (Thailand) Co., Ltd.	Thailand
FIS Card Services Caribbean, Ltd.	Barbados
FIS Financial Compliance Solutions, LLC	Delaware
FIS Financial Solutions Canada Inc.	Canada
FIS Foundation, Inc.	Wisconsin
FIS Global Business Solutions India Private Ltd. (99%)	India
FIS Global Holdings S.a.r.l	Luxembourg
FIS Global Recovery Services India Private Limited	India
FIS Global Solutions Philippines, Inc.	Philippines
FIS Holdings (Cayman Islands) Ltd.	Cayman Islands
FIS Holdings (Germany) GmbH i.L.	Germany
FIS Holdings Mauritius	Mauritius
FIS Italy S.r.l.	Italy
FIS Management Services Mexico, S. de R.L. de C.V.	Mexico
FIS Management Services, LLC	Delaware
FIS Middle East FZ-LLC	United Arab Emirates
FIS Output Solutions, LLC	Georgia
FIS Pakistan (Private) Limited	Pakistan
FIS Payment Solutions & Services India Private Limited	India
FIS Payments (Ireland) Limited	Ireland
FIS Payments (UK) Limited	England & Wales
FIS Risk and Security Services, Inc.	Delaware
FIS Romania SRL	Romania
FIS Solutions, LLC	Delaware
FIS Technology (Beijing) Co. Limited	China
FIS Technology Services (New Zealand) Limited	New Zealand

Company	Incorporation

FIS Technology Services (Poland) Sp. z.o.o.	Poland
FIS Technology Services Singapore Pte. Ltd.	Singapore
FIS Vietnam LLC	Vietnam
FIS Wealth Management Services, Inc.	Delaware
FNIS Holding Brasil Ltda.	Brazil
FNIS Istanbul Danismanlik Limited Sirketi	Turkey
FNIS Sweden AB	Sweden
FNX India Software Private Limited	India
GHR Systems, Inc.	Pennsylvania
GIFTS Software Inc.	New York
GL Settle Limited	England & Wales
GL Settle, Inc.	Delaware
GL Trade (South Africa) (Proprietary) Limited	South Africa
GL Trade Americas, Inc.	New York
GL Trade Capital Markets Solutions Inc.	Pennsylvania
GL Trade CMS (Thailand) Limited	Thailand
GL Trade Holdings, Inc.	Delaware
GL Trade Overseas, Inc.	Delaware
GL Trade Software DOO	Serbia
GL Trade Solutions CMS (Thailand) Limited	Thailand
Glesia S.r.l.	Italy
Grove Holdings 2 S.A.	Luxembourg
Grove Holdings US, LLC	Delaware
i DLX International B.V.	Netherlands
Information Services Luxembourg S.a.r.l.	Luxembourg
Integrity Treasury Solutions Europe Limited	England & Wales
Integrity Treasury Solutions Inc.	Delaware
Integrity Treasury Solutions Limited	England & Wales
Integrity Treasury Solutions Pty Limited	Australia
InterCept Data Services, Inc.	Alabama
Kirchman Corporation	Wisconsin
Kronos Software Limited	England & Wales
Level Four Americas LLC	Delaware
Lexcel Solutions, Inc.	Arizona
Link2Gov Corp.	Tennessee
Metavante Corporation	Wisconsin

Company	Incorporation

Metavante Holdings, LLC	Delaware
Metavante Leasing, LLC	Florida
Metavante Limited	England & Wales
Metavante Payment Services, LLC	Delaware
Metavante Technologies Limited	England & Wales
mFoundry, Inc.	Delaware
Minorca Corporation NV	Netherlands Antilles
Monis Management Limited	England & Wales
Monis Software Inc.	New York
Monis Software Limited	England & Wales
NYCE Payments Network, LLC	Delaware
Online Securities Processing Inc.	Delaware
Oshap Software Industries Ltd.	Israel
Oshap Technologies Ltd.	Israel
Panther GP 1	Delaware
Panther GP 2	Delaware
Panther Holdco 2, Inc.	Delaware
Panther Holdco, Inc.	North Carolina
Panther Sub LLC	Delaware
Payment Brasil Holdings Ltda.	Brazil
Payment Chile S.A. (99.99%)	Chile
Payment South America Holdings, Inc.	Georgia
Payment South America LLC	Georgia
PayNet Payments Network, LLC	Delaware
Penley, Inc.	Georgia
Platform Securities Financial Limited	England & Wales
Platform Securities Holdings Limited	England & Wales
Platform Securities International Limited	Jersey
Platform Securities International Nominees Limited	Jersey
Platform Securities LLP	England & Wales
Platform Securities Nominees Limited	England & Wales
Platform Securities Services Limited	England & Wales
PREFCO VI, LLC	Connecticut
Prime Associates, Inc.	Delaware
Profile Partners GP, L.P. (40%)	Delaware

Company	Incorporation

Profile Venture Partners Capital Fund I L.P. (74.7482%)	Delaware
ProNet Solutions, Inc.	Arizona
PT Fidelity Information Services Indonesia	Indonesia
PT. SunGard Systems Indonesia	Indonesia
PVP Advisors, LLC	Delaware
PVP Management, LLC (34%)	Delaware
Reech Capital Limited	England & Wales
Reliance Financial Corporation	Georgia
Reliance Integrated Solutions LLC	Delaware
Reliance Trust Company	Georgia
Reliance Trust Company of Delaware	Delaware
Riofin Limited	England & Wales
Sanchez Capital Services Private Limited	India
Sanchez Computer Associates Pty Limited	Australia
Sanchez Computer Associates, LLC	Delaware
Sanchez Software, Ltd.	Delaware
Second Foundation Europe sro	Czech Republic
Second Foundation, Inc.	California
Secondco Limited	England & Wales
Sherwood US Holdings Limited	England & Wales
SIS Europe Holdings LLC	Delaware
Solutions Plus Consulting Services Limited	England & Wales
Stratix Technologies Inc.	Ontario
SunGard (Benelux) N.V.	Belgium
SunGard (Israel) Ltd.	Israel
SunGard (Switzerland) SA	Switzerland
SunGard Ambit (Australia) Pty Ltd	Australia
SunGard Ambit Holdings Pty Ltd	Australia
SunGard Ambit LLC	Delaware
SunGard Apex International Limited	England & Wales
SunGard Apex UK Limited	England & Wales
SunGard AR Financing LLC	Delaware
SunGard Asia Pacific Inc.	Delaware
SunGard AvantGard LLC	California
SunGard Bilgisayar Hizmetleri Ticaret Limited Sirketi	Turkey
SunGard Brokerage & Securities Services LLC	Delaware

Company	Incorporation

SunGard Business Integration (UK) Limited	England & Wales
SunGard Business Integration AG	Switzerland
SunGard Business Integration GmbH	Germany
SunGard Business Systems LLC	Delaware
SunGard Computer Services LLC	Delaware
SunGard Consulting Services (Ireland) Limited	Ireland
SunGard Consulting Services (UK) Limited	England & Wales
SunGard Consulting Services LLC	Delaware
SunGard CSA LLC	Delaware
SunGard Data Systems Beijing Co. Ltd.	China
SunGard Data Systems Inc.	Delaware
SunGard de Mexico, S. de R.L. de C.V.	Mexico
SunGard Derivatives Utility Services (Singapore) Pte. Ltd.	Singapore
SunGard Derivatives Utility Services (UK) Limited	England & Wales
SunGard Derivatives Utility Services LLC	Delaware
SunGard DIS Inc.	Delaware
SunGard Do Brasil Servicos de Informatica Ltda.	Brazil
SunGard Energy Solutions (Italia) S.r.l.	Italy
SunGard Energy Solutions Limited	England & Wales
SunGard Energy Systems Inc.	Delaware
SunGard eProcess Intelligence LLC	Delaware
SunGard Financial Strategies LLC	Delaware
SunGard Financial Systems (France) SAS	France
SunGard Financial Systems LLC	Delaware
SunGard Front Arena AB	Sweden
SunGard Global Execution Services Limited	England & Wales
SunGard Global Services (Tunisia)	Tunisia
SunGard Global Services (Tunisia) II SARL	Tunisia
SunGard Global Services (Tunisia) III	Tunisia
SunGard Global Technology - Tunisia SARL	Tunisia
SunGard Global Trading (Australia) Pty. Ltd.	Australia
SunGard Global Trading (Belgium) N.V.	Belgium
SunGard Global Trading (Deutschland) GmbH	Germany
SunGard Global Trading (Hong Kong) Limited	Hong Kong
SunGard Global Trading (Iberica) S.L. Unipersonal	Spain
SunGard Global Trading (Nederland) B.V.	Netherlands

Company	Incorporation

SunGard Global Trading (Portugal), Unipessoal Lda	Portugal
SunGard Global Trading (Singapore) Pte. Ltd.	Singapore
SunGard Global Trading (Suisse) SA	Switzerland
SunGard Global Trading (UK) Limited	England & Wales
SunGard Holdco LLC	Delaware
SunGard Holding Corp.	Delaware
SunGard Holdings Limited	England & Wales
SunGard Iberia, S.L.	Spain
SunGard India Sales Private Limited	India
SunGard Insurance Services Limited	England & Wales
SunGard International Holdings Inc.	Delaware
SunGard Investment Systems LLC	Delaware
SunGard Investment Systems U.K. Limited	England & Wales
SunGard Investment Ventures LLC	Delaware
SunGard Investor Services LLC	Delaware
SunGard Italia S.r.l.	Italy
SunGard iWORKS LLC	Delaware
SunGard iWORKS P&C (US) Inc.	Delaware
SunGard Japan KK	Japan
SunGard Kingstar Cayman Islands Limited	Cayman Islands
SunGard Kingstar Data System (China) Co., Ltd.	China
SunGard Kiodex LLC	Delaware
SunGard Korea Ltd.	Korea, Republic of
SunGard Pensions Limited	England & Wales
SunGard Public Sector AG Limited	England & Wales
SunGard Public Sector LLC	Florida
SunGard Reference Data Solutions LLC	Delaware
SunGard Securities Finance International LLC	Delaware
SunGard Securities Finance LLC	Delaware
SunGard Shareholder Systems LLC	Delaware
SunGard Sherwood Systems (Netherlands) B.V.	Netherlands
SunGard Sherwood Systems Group Limited	England & Wales
SunGard Sherwood Systems Limited	England & Wales
SunGard Solutions (India) Private Limited	India
SunGard Solutions Software (India) Private Limited	India
SunGard Systeme GmbH	Germany

Company	Incorporation

SunGard Systems (Middle East) Limited	United Arab Emirates
SunGard Systems Canada Inc.	Ontario
SunGard Systems de Colombia S.A.S.	Colombia
SunGard Systems Hong Kong Limited	Hong Kong
SunGard Systems International Inc.	Pennsylvania
SunGard Systems Kenya Limited	Kenya
SunGard Systems Ltd.	England & Wales
SunGard Systems Luxembourg S.A.	Luxembourg
SunGard Systems Malaysia Sdn. Bhd.	Malaysia
SunGard Systems NZ Limited	New Zealand
SunGard Systems Philippines Inc.	Philippines
SunGard Systems Pty Limited	Australia
SunGard Systems Singapore Pte Limited	Singapore
SunGard Systems South Africa (Proprietary) Limited	South Africa
SunGard Treasury Systems Europe Limited	England & Wales
SunGard Treasury Systems UK Limited	England & Wales
SunGard UK Holdings Limited	England & Wales
SunGard VPM Inc.	New York
SunGard Workflow Solutions LLC	Delaware
SunGard, LLC	Delaware
The Capital Markets Company	Delaware
The Capital Markets Company (UK) Limited	United Kingdom
The Capital Markets Company BV	Netherlands
The Capital Markets Company BVBA	Belgium
The Capital Markets Company GmbH	Switzerland
The Capital Markets Company GmbH	Germany
The Capital Markets Company KK	Japan
The Capital Markets Company Limited	Canada
The Capital Markets Company Limited	Hong Kong
The Capital Markets Company S.A.S.	France
The Capital Markets Company Slovakia, s.r.o.	Slovakia
TP Technologies N.V.	Belgium
Transaction Services, Inc.	Florida
Transax Limited	England & Wales
Trax N.V.	Belgium
TREEV LLC	Nevada

Company	Incorporation

ValueCentric Marketing Group, Inc.	Delaware
Valuelink Information Services Limited	England & Wales
Valutec Card Solutions, LLC	Delaware
VECTORsgi, Inc.	Delaware
Vicor, Inc.	Nevada
WildCard Systems, Inc.	Florida